            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------------------------------------------------------------------------
                              GIVE THE                                                               GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:     SOCIAL SECURITY                   FOR THIS TYPE OF ACCOUNT:            IDENTIFICATION
                              NUMBER OF --                                                           NUMBER OF --
---------------------------------------------------------------------------------------------------------------------------------
 1. An individual's account   The individual
 2. Two or more individuals   The actual owner of the
   (joint account)            account or, if combined
                              funds, any one of the
                              individuals(1)
 3. Husband and wife (joint   The actual owner of the
   account)                   account or, if joint funds,
                              either person(1)
 4. Custodian account of a    The minor(2)
   minor (uniform Gift to
   Minors Act)
 5. Adult and minor (joint    The adult or, if the minor
   account)                   is the only contributor, the
                              minor(1)
 6. Account in the name of    The ward, minor, or
   guardian or committee for  incompetent person(3)
   a designed ward, minor,
   or incompetent person
 7. a The usual revocable     The grantor-trustee(1)
      savings trust account
      (grantor is also
      trustee)
   b So-called trust account  The actual owner(1)
     that is not a legal or
     valid trust under State
     law
 8. Sole proprietorship       The Owner(4)
   account
 9. A valid trust, estate,    Legal entity (Do not furnish
   or pension trust           the identifying number of
                              the personal representative
                              or trustee unless the legal
                              entity itself is not
                              designated in the account
                              title.)(5)
10. Corporate account         The Corporation
11. Religious, charitable,    The organization
   or educational
   organization account
12. Partnership account held  The partnership
   in the name of the
   business
13. Association, club, or     The organization
   other tax-exempt
   organization
14. A broker or registered    The broker or nominee
   nominee
15. Account with the          The public entity
   Department of Agriculture
   in the name of a public
   entity (such as a State
   or local government,
   school district, or
   prison) that receives
   agricultural program
   payments

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(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received in not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals.
    NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.

Exempt payees described above should file the Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------------------------------------------------------------------------
                              GIVE THE                                                               GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:     SOCIAL SECURITY                   FOR THIS TYPE OF ACCOUNT:            IDENTIFICATION
                              NUMBER OF --                                                           NUMBER OF --
---------------------------------------------------------------------------------------------------------------------------------
 1. An individual's account   The individual
 2. Two or more individuals   The actual owner of the
   (joint account)            account or, if combined
                              funds, any one of the
                              individuals(1)
 3. Husband and wife (joint   The actual owner of the
   account)                   account or, if joint funds,
                              either person(1)
 4. Custodian account of a    The minor(2)
   minor (Uniform Gift to
   Minors Act)
 5. Adult and minor (joint    The adult or, if the minor
   account)                   is the only contributor, the
                              minor(1)
 6. Account in the name of    The ward, minor, or
   guardian or committee for  incompetent person(3)
   a designated ward, minor,
   or incompetent person
 7. a. The usual revocable    The grantor-trustee(1)
       savings trust account
       (grantor is also
       trustee)
   b. So-called trust         The actual owner(1)
      account that is not a
      legal or valid trust
      under State law
 8. Sole proprietorship       The owner(4)
   account
 9. A valid trust, estate,    The legal entity (Do not
    or pension trust          furnish the identifying
                              number of the personal
                              representative or trustee
                              unless the legal entity
                              itself is not designated in
                              the account title.)(5)
10. Corporate account         The corporation
11. Religious, charitable,    The organization
    or educational
    organization account
12. Partnership account held  The partnership
    in the name of the
    business
13. Association, club, or     The organization
    other tax-exempt
    organization
14. A broker or registered    The broker or nominee
   nominee
15. Account with the          The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a State or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments

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--------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name, and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name, and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

The Tax Identification Number ("TIN") provided in the Substitute Form W-9 should be that of the tendering Stockholder even when such Stockholder has indicated in Special Issuance Instructions in the Letter of Transmittal that a certificate representing COGC Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered.

For a joint account, only the person whose TIN is furnished should sign the Substitute Form W-9.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13), and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

   (1) A corporation.
   (2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under 403(b)(7).
   (3) The United States or any of its agencies or instrumentalities.
   (4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
   (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
   (6) An international organization or any of its agencies or instrumentalities.
   (7) A foreign central bank of issue.
   (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
   (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
  (10) A real estate investment trust.
  (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
  (12) A common trust fund operated by a bank under section 584(a).
  (13) A financial institution.
  (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  (15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals.
    NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under such sections.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the payer a completed Form
W-8 Certificate of Foreign Status.

PRIVACY ACT NOTICE

Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.